PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
Institutional Money Market Series

Supplement Dated January 27, 2010 to
Prospectus and Statement of Additional Information dated June 2, 2009

Important Information: Redemption of All Shares of Institutional Money Market Series

At a recent meeting, the Board of Directors of Prudential Institutional Liquidity Portfolio, Inc. determined that it was in the best interest of shareholders for the Institutional Money Market Series (the Fund) to cease operations.  Accordingly, the Board approved a proposal to redeem all of the outstanding shares of the Fund. Under the proposal, shareholders of the Fund will receive payments equivalent to the net asset value of their shares as of the redemption date. The redemption is scheduled to take place on or about March 24, 2010 and payments will be sent to shareholders as soon as practicable thereafter.

At any time prior to the Redemption Date, shareholders may redeem their shares and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus.

The Fund is closed to new investors, effective immediately.  Existing investors may continue to purchase shares of the Fund, but only through March 17, 2010.  After this date, the Fund will no longer accept purchase orders, except purchases made through dividend reinvestments.

You may be subject to federal, state, local or foreign taxes on redemptions of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Fund.

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